© 2 0 1 6 K a n s a s C it y S o u th e rn September 6, 2017 Cowen Annual Global Transportation Conference KANSAS CITY SOUTHERN Exhibit 99.1

© 2 0 1 6 K a n s a s C it y S o u th e rn Safe Harbor Statement This presentation contains “forward-looking statements” within the meaning of the securities laws concerning potential future events involving KCS and its subsidiaries, which could materially differ from the events that actually occur. Words such as “projects,” “estimates,” “forecasts,” “believes,” “intends,” “expects,” “anticipates,” and similar expressions are intended to identify many of these forward-looking statements. Such forward-looking statements are based upon information currently available to management and management’s perception thereof as of the date hereof. Differences that actually occur could be caused by a number of external factors over which management has little or no control, including: competition and consolidation within the transportation industry; the business environment in industries that produce and use items shipped by rail; loss of the rail concession of KCS’ subsidiary, Kansas City Southern de México, S.A. de C.V.; the termination of, or failure to renew, agreements with customers, other railroads and third parties; interest rates; access to capital; disruptions to KCS’ technology infrastructure, including its computer systems; natural events such as severe weather, hurricanes and floods; market and regulatory responses to climate change; credit risk of customers and counterparties and their failure to meet their financial obligations; legislative and regulatory developments and disputes; rail accidents or other incidents or accidents on KCS’ rail network or at KCS’ facilities or customer facilities involving the release of hazardous materials, including toxic inhalation hazards; fluctuation in prices or availability of key materials, in particular diesel fuel; dependency on certain key suppliers of core rail equipment; changes in securities and capital markets; availability of qualified personnel; labor difficulties, including strikes and work stoppages; insufficiency of insurance to cover lost revenue, profits or other damages; acts of terrorism or risk of terrorist activities; war or risk of war; domestic and international economic conditions; political and economic conditions in Mexico and the level of trade between the United States and Mexico; increased demand and traffic congestion; the outcome of claims and litigation involving KCS or its subsidiaries; and other factors affecting the operation of the business. More detailed information about factors that could affect future events may be found in filings by KCS with the Securities and Exchange Commission, including KCS’ Annual Report on Form 10-K for the year ended December 31, 2016 (File No. 1-4717) and subsequent reports. Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements. KCS is not obligated to update any forward-looking statements to reflect future events or developments. All reconciliations to GAAP can be found on the KCS website, kcsouthern.com/investors. 2

Hurricane Harvey Impacts

Preliminary view as of 9/6/17; subject to change

Network

- Hurricane impact isolated to KCS' Beaumont & Rosenberg subs
- Infrastructure damage primarily limited to water over tracks & signal outages; no significant bridge, structural, or equipment damage
- Laredo & Rosenberg subs operational
- Beaumont sub & some trackage rights remain out of service; receding water levels have allowed repairs to begin on impacted areas
- All rails in region are utilizing detours to regain rail network fluidity

Revenue / Lost Business

- Embargo on KCSR Laredo traffic issued on Friday, August 25th
- Impacted volumes isolated to KCS cross-border franchise business
- SB and NB cross-border embargoes for Houston, Corpus Christi, Victoria, Rosenberg to and from Laredo have been lifted
- Embargo for traffic through the Beaumont Sub remains in effect
- Too early to assess lost revenue vs. delayed revenue

Operating Expense

- Impact to opex under review
- Expense will be largely from track recovery & network inefficiencies
- Impact to KCS rolling stock & bridge infrastructure minimal

Insurance Program

- $10M self-insured retention on property insurance program; **preliminary estimate of impact to I/S not expected to exceed $10M**
- Covers property damage, extra expense & lost business income
- Status of claim unknown; if filed, recoveries may be booked in subsequent quarters

© 2016 Kansas City Southern

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